UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015

RADIANT CREATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-136663	45-2753483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harbour Financial Center 2401 PGA Boulevard, Suite 280-B Palm Beach Gardens, FL	33410
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 420-0380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

From October 2, 2015 to November 5, 2015, Radiant Creations Group, Inc. (the "Company") entered into subscription agreements with an aggregate of fifty nine (59) Investors of who all had pre-existing subscription agreements with the Company which were issued between September 1, 2013 to March 31, 2014. The Company acknowledges that the Investors have previously purchased securities materially above the current market value as such the company will issue these securities for no additional consideration in an aggregate amount of 22,032,101 shares of restricted common stock of the Company (the "Shares").

The form of Amended Subscription Agreement entered into between the Company and the investors under the Offering is attached hereto to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

Section 9 – Financial Statements and Exhibits

Item 9.01 EXHIBITS

Exhibit Number	Description
10.1	Amended Subscription Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT CREATIONS GROUP, INC.

Date: November 6, 2015
By: /s/ Michael Alexander
Michael Alexander, Chief Executive Officer

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